EXHIBIT 24.1


                                POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Randy Harp and Kathleen S. Pinson, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8, relating to up to 1,000,000 additional shares of Common Stock that may be issued pursuant to awards under the Stock Option Plan of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         Signature                       Title                          Date


/s/ HARLAND C. STONECIPHER     Chairman of the Board of Directors   May 31, 2000
---------------------------     and Chief Executive Officer
    Harland C. Stonecipher

                               POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Kathleen S. Pinson, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8, relating to up to 1,000,000 additional shares of Common Stock that may be issued pursuant to awards under the Stock Option Plan of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Signature                      Title                              Date


/s/ RANDY HARP            Chief Operating Officer and               May 31, 2000
-----------------         Director
    Randy Harp

                                POWER OF ATTORNEY




     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Randy Harp, and each or any of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8, relating to up to 1,000,000 additional shares of Common Stock that may be issued pursuant to awards under the Stock Option Plan of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         Signature                       Title                           Date

/s/ KATHLEEN S. PINSON     Vice President, Controller and           May 31, 2000
------------------------   Director
    Kathleen S. Pinson

                                POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher, Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8, relating to up to 1,000,000 additional shares of Common Stock that may be issued pursuant to awards under the Stock Option Plan of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                 Signature                 Title                         Date


/s/ WILBURN L. SMITH              President and Director            May 31, 2000
--------------------------
    Wilburn L. Smith


/s/ STEVE WILLIAMSON              Chief Financial Officer           May 31, 2000
--------------------------
    Steve Williamson


/s/ PETER K. GRUNEBAUM             Director                         May 31, 2000
--------------------------
    Peter K. Grunebaum


/s/ JOHN W. HAIL                   Director                         May 31, 2000
--------------------------
    John W. Hail


/s/ DAVID A. SAVULA                Director                         May 31, 2000
--------------------------
    David A. Savula


/s/ SHIRLEY A. STONECIPHER         Director                         May 31, 2000
--------------------------
    Shirley A. Stonecipher


/s/ MARTIN H. BELSKY               Director                         May 31, 2000
--------------------------
    Martin H. Belsky